EXHIBIT 32.2

CERTIFICATION PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350) In connection with the accompanying Quarterly Report of ERHC Energy Inc. (the "Company") on Form 10-Q for the period ended December 31, 2005 (the "Report"), I, Cosmas (Ike) Okpala, Chief Financial Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Cosmas (Ike) Okpala                     February 8, 2006
-----------------------------
Cosmas (Ike) Okpala
Chief Financial Officer
(Principal Accounting Officer)


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